UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2025
Coty Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue
New York,	NY	10118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	COTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07     Submission of Matters to a Vote of the Security Holders.

On November 6, 2025, Coty Inc. (the “Company”) held its annual meeting of stockholders via the internet at http://www.virtualshareholdermeeting.com/Coty2025 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the three proposals listed below, each of which is described in more detail in the Company’s Proxy Statement. There were 722,065,434 shares of Class A Common Stock in the aggregate present at the beginning of the Annual Meeting in person or by proxy, which represented 80.43% of all votes entitled to be voted at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s Class A Common Stock were entitled to one vote per share held and holders of the Company’s Series B Preferred Stock were entitled to 163.1570 votes per share held as of the close of business on September 12, 2025, the Record Date.

Final voting results are shown below.

Each proposal was determined by a majority of the aggregate votes cast, except that the election of directors was determined by plurality vote.

1. Election of Directors

The following directors were elected to the Board of Directors of the Company (the “Board”):

Director	For	Withheld	Broker Non-Votes
Beatrice Ballini	647,737,247	36,707,038	37,621,149
Joachim Creus	634,244,462	50,199,823	37,621,149
Frank Engelen	634,680,620	49,763,665	37,621,149
Peter Harf	630,178,215	54,266,070	37,621,149
Anna Adeola Makanju	681,767,662	2,676,623	37,621,149
Sue Nabi	629,032,501	55,411,784	37,621,149
Isabelle Parize	681,800,910	2,643,375	37,621,149
Robert Singer	655,259,647	29,184,638	37,621,149
Gordon von Bretten	635,235,634	49,208,651	37,621,149

Each of the nine nominees for director was elected to serve until the next annual meeting of stockholders or until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

2. Approval of Advisory Resolution on Named Executive Officer Compensation

The stockholders approved the advisory resolution on Named Executive Officer compensation:

For	Against	Abstain	Broker Non-Votes
520,390,602	163,664,273	389,410	37,621,149

3. Ratification of Appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026:

For	Against	Abstain	Broker Non-Votes
712,433,722	9,376,443	255,269	0

Item 9.01 Financial Statements and Exhibits

(d)Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coty Inc.
(Registrant)

Date: November 12, 2025	By:	/s/ Kristin Blazewicz
Kristin Blazewicz
Chief Legal Officer, General Counsel and Secretary